UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
 MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2014

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

For the Six Months Ended

December 31, 2014

Table of Contents

A Message to Our Shareholders	2

Portfolio Holdings By Country	10

Expense Example	10

Schedule of Investments	13

Statement of Assets and Liabilities	18

Statement of Operations	19

Statements of Changes in Net Assets	20

Financial Highlights	22

Notes to Financial Statements	24

Approval of Investment Advisory Agreement	36

Additional Information	41

Privacy Notice	42

Portfolio 21 Global Equity Fund

Dear Shareowners, Friends, and Clients,

This has been an exciting 6 months for the Fund, culminating in an announcement at the end of the year that Portfolio 21 has successfully merged with Trillium Asset Management.  Trillium has over $2.2 billion in assets under management as of 12/31/2014, Trillium is focused exclusively on sustainable and responsible investing.

Trillium has assumed responsibility for the Portfolio 21 brand and the management of the Portfolio 21 Global Equity Fund.  Members of the Portfolio 21 investment team, including Jim Madden, Tony Tursich, Beth Williamson, and Emily Lethenstrom are now Trillium employees with ownership interest in the combined firm.

Both Trillium and Portfolio 21 were founded in 1982 and integrate Environmental, Social, and Governance (ESG) factors into the investment process as a way to identify the companies we believe are best positioned to potentially deliver strong long-term performance.

Over the years, Portfolio 21 and Trillium have collaborated on many issues.  Sharing a deep concern about the proposed Pebble Mine in Bristol Bay Alaska, we brought the investor perspective to the United States Environmental Protection Agency and the White House in filings urging the administration to protect vital salmon resources.  Similarly, we have led investors in urging the Obama Administration to adopt robust methane regulations.  And in Oregon, we are working with our good friends at Ceres to urge Oregon legislators to remove the Clean Fuel Program sunset provisions.

Portfolio 21 will continue to follow the same investment process and will continue to have the same office in Portland, working closely with Trillium’s headquarters in Boston, and offices in Larkspur, CA and Durham, NC.

Performance overview

This was a year that was defined by the outperformance of U.S. stocks, as well as two events that almost no one—economists, companies, or investors—saw coming at the beginning of the year: 1) The price of oil dropped almost 50%, 2) The yield on the 10 year Treasury dropped over 25% to 2.17%.

Performance	6	1	3	5	10	Since
as of December 31, 2014 (unaudited)	Months	Year	Year	Year	Year	Inception
Retail (PORTX)	-2.75	-0.46	11.88	7.08	5.65	5.11
Institutional (PORIX)	-2.60	-0.17	12.21	7.40	5.96	5.42
MSCI ACWI	-1.90	4.16	14.10	9.17	6.09	4.28

Periods greater than one year are average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 877-351-4115.

PORIX performance reflects a blend of retail class shares (PORTX) and institutional class shares (PORIX) adjusted to reflect institutional class (PORIX) fees.  PORTX performance is used from fund inception date, 9/30/99, until the launch of PORIX on 3/30/07.  PORIX performance is used from 3/30/07 to date.

Gross Expense Ratio*

Class R	1.42%
Class I	1.12%

*	Gross expense ratio is from the Fund’s prospectus dated October 27, 2014.

The decoupling of U.S. stocks from the rest of the world has been pronounced over the previous ten years.  This divergence was especially prominent in 2014 and drove “buy the dip” to the extreme as investors piled somewhat indiscriminately into domestic stocks.  Meanwhile, the Euro continued to tumble as the possibility of Greece’s exit from the eurozone resurfaced at a time when economic growth was elusive across the region.  High unemployment and deflation concerns continued to hamper debt reduction efforts even in stronger countries like Germany.

As the U.S. stock market continued to outperform foreign counterparts, the dollar continued to appreciate against other global currencies, doubling the headwinds for international investors.  The Fund’s overweighting of Western Europe was somewhat offset by its underweighting of Asia Pacific.  Both areas were bolstered by strong stock selection during the fourth quarter and 2014, led by United Kingdom (UK) and Japanese positions, including Croda International, Compass Group, Panasonic, and KDDI.

On the oil front, lower gas prices should be a boon to consumer spending and, at least in the short term, reduce inflation.  Less inflationary pressure should give the Federal Reserve more leeway in timing short-term rate hikes.  However, lower oil prices can also bring ripple effects.  Financial markets are much more levered to the Energy sector than is the economy as a whole.  Continued weakness in oil prices could have a wider negative impact as energy companies and oil exporting nations encounter financial woes.  Also, although oil does not compete directly with renewable energy in developed markets, the perception is that the two are negatively correlated.  Renewable and energy efficiency related stocks dropped sharply in reaction to oil’s price decline in the fourth quarter.

The Fund’s fossil fuel free strategy was a driver of outperformance in the fourth quarter as the Energy sector sank.  The Materials, Consumer Discretionary, and Financials sectors also boosted performance through good stock selection.  Materials stocks in the Fund gained 4% as a whole, while the Materials sector of the MSCI ACWI Index declined more than 5%.  On the down side, overweighting of the Information Technology and Industrial sectors was amplified by weak stock selection.  In particular, holdings in these sectors that correlate with the Energy sector suffered.

Environmental Performance

Not only did the Fund’s fossil fuel free strategy contribute to outperformance in the fourth quarter, it also contributed to the Fund’s strong environmental performance.  Across all sectors, Portfolio 21 identifies and invests in companies that have lower carbon intensities than their peer set.  Carbon intensity is the average emission rate of a given pollutant from a given source relative to the intensity of a specific activity.  Utilizing data from Trucost, a leading global research and environmental data provider, the carbon intensity of the Fund and its benchmark, the MSCI All Country World Index (ACWI), were calculated for nine greenhouse gases and then converted into tons of carbon dioxide equivalents.

At the close of the quarter, Portfolio 21 Global Equity Fund achieved a 56% lower carbon footprint than the MSCI ACWI.

Carbon Footprint

Source: Trucost

While low carbon intensity is an essential characteristic of companies held in the Fund, Portfolio 21 also considers a company’s environmental impact.  Alternatively stated, the impact a company has on water use, waste, land and water pollutants, air pollutants, and natural resource use.  To determine the overall environmental impact of the Fund and its benchmark, Trucost weights a company’s environmental impact by revenue and the amount of environmental impact the company contributes to the portfolio based on the Fund’s ownership share.  All of the companies in the portfolio are then added together, creating the environmental impact apportioned to the Fund.  This is then normalized by the total revenue apportioned by each holding to create the data presented in the chart below.

Total Environmental Footprint

Source: Trucost

Total Environmental Footprint by Category

Source: Trucost

These metrics demonstrate the effectiveness of Portfolio 21’s inclusion of environmental research in portfolio management.  For more information on the Fund’s impact as it compares with the benchmark and additional information on the methodologies used, please see our latest Global Equity Fund Environmental Impact Report which can be found on our website.

Performance Leaders

Shares of Tractor Supply climbed after the company beat third quarter earnings forecasts on strong sales comparisons and gross margin improvement.  Shares gained more than 30% over the past 6 months.  The stock had previously been weak on concern over the impact of the Midwest farm economy.  The stock slipped over the previous three quarters on concern over the impact of the Midwest farm economy.  However, Tractor Supply targets small farmers and ranchers with little exposure to the more cyclical and weather dependent commercial and industrial farming sector.  The company is also well guarded from encroachment from the likes of Amazon.com due to regional focus of store products.  Going forward, sales comps will likely improve in 2015, after a year of slowing comparisons, and intensify as the economic recovery endures and consumer spending accelerates.  Tractor Supply could add new stores at a faster pace and/or repurchase shares to increase shareholder value further.

After a sluggish first half, Croda International showed signs of renewed growth in the third quarter.  Investors noticed, bidding the stock up over 20% during the last 6 months.  The Consumer Care division is the company’s main driver, depending heavily on innovation to maintain industry-leading margins.  Focus on new products and customization enabled all three components of the division, Personal Care, Health Care, and Crop Care, to return to organic growth.  As the risks of toxic chemicals become better known, Croda’s emphasis on less harmful ingredients becomes more attractive to clients such as Unilever, P&G, and Henkel.  With over 65% of its raw materials coming from renewable sources, Croda has staked out a large competitive advantage in the fast growing green chemical space.  As a result of Croda’s focus on renewable inputs, less than 1% of the company’s existing raw materials are classified as carcinogenic, mutagenic, or reproductive toxins (CMR) or persistent, bio-accumulative or toxic (PBT).  In addition, Croda has an objective to replace these toxic raw materials when suitable renewable alternatives exist.

Performance Laggards

First Solar dropped after reporting a decline in utility projects in early November after generating record sales in 2013.  Its fall continued in tandem with oil prices throughout the remainder of 2014.  The stock ended down 30% for the second half.  However, the pullback due to falling oil prices is an overreaction, as solar and oil are used for completely different applications.  Furthermore, First Solar has some positives that may propel shares in 2015.  Anti-dumping duties in the U.S. and Europe, entry into the residential solar market, and global political ambition supporting renewable energy are factors that bode well for the company’s future growth prospects.

As with most companies involved with the oil and gas industries, Intertek’s stock took a beating during the second half, down over 10%.  Weakness across the whole commodities sector is certainly a headwind for the company as customers push off capital expenditures until things turn up.  But Intertek’s Commodities division accounts for only around 25% of the company’s sales and its strong exposure to the steadily growing Consumer Goods and Commercial & Electric areas should help the company weather the storm.  Additionally, increasing environmental legislation bodes well for Intertek as customers require testing to meet compliance.

New Positions

We added several positions to the Global Equity Fund during the second half, including: Sempra Energy and Merck.  Sempra Energy is a natural gas storage, transmission, and distribution company headquartered in San Diego, CA.

Sempra is the largest investor-owned utility in California.  Its Southern California Gas subsidiary is the 5th largest gas distribution utility in the world.  Sempra is also active in non-regulated areas.  The company is majority owner of IEnova, Mexico’s only publicly listed energy infrastructure company.  It also owns 80% of Luz del Sur, one of Peru’s largest electricity distributors, and 100% of Chilquinta Energia, a large Chilean distributor.

Sempra’s California-based, regulated business is responsible for the majority of its revenue and income.  A constructive regulatory environment and growing rate base provide a solid growth foundation while current capital expenditures focused on grid safety, reliability, and lower carbon intensity fill out the profile.  Sempra Energy’s approach to meeting the growing energy needs of customers is based on a low-carbon model with four key elements: use of natural gas, energy efficiency, renewable power, and smart grid innovations.  Capital expenditures planned for its smart grid deployments alone total approximately $3.5 billion for the years 2011-2020.  The company has estimated the deployment will result in benefits between $3.8 and $7.1 billion, including both societal and environmental benefits.  Sempra also offers unregulated growth through its other infrastructure exposure.  Its Chilean and Peruvian investments have benefited from strong customer and energy use growth and produced an ROE of 14-16% with room to grow.  IEnova has doubled in value since Sempra spun it off in 2013, catalyzed by Mexican energy reform and attendant infrastructure needs.  Natural gas infrastructure and power generation (including renewables) are areas of current demand and Sempra expertise.  In the U.S. non-regulated space, Sempra is active across the gas supply chain, yet has no exposure to fossil fuel exploration and production.  Its largest project is a liquid natural gas (LNG) terminal in Louisiana that is currently slated to be converted from an import facility to one of the first LNG export terminals in the U.S. Sempra is poised to potentially benefit from the changing energy landscape in the U.S. Some of the risk of being an early mover in the area is mitigated by the company’s investments being relatively commodity-neutral.

Merck is a diversified global healthcare company that delivers innovative health solutions through its prescription medicines, vaccines, biologic therapies, animal health and consumer products; which it markets directly and through its joint ventures.  Following the Schering-Plough acquisition, just under half of the company’s sales are generated in the U.S.

We are attracted to Merck’s portfolio of high-margin branded pharmaceuticals and promising pipeline of new drugs.  The company is through the worst of its patent cliff, which has inhibited growth over the past four years.  Merck still faces patent losses on Nasonex and Zetia over the next few years but now just around 15% of Merck’s total sales are subject to patent losses, down from 25% over the past five years.  Existing drugs and new products, including diabetes and HIV treatments and vaccines, are helping to offset generic competition.  Furthermore, cost cutting efforts and savings from the Schering-Plough acquisition are helping the bottom line.  We believe Merck’s growth rate may improve in 2016, as the company plans to launch several new products.

Merck has shifted its research and development focus toward areas of unmet medical needs from incremental improvements in existing treatments, which we believe provides greater growth potential due to a higher probability of regulatory success and stronger pricing power.  Merck is early in the immuno-oncology (IO) development, along with Bristol Myers and Roche, which seems to be on track to becoming a game-changer in cancer treatment.  IO therapy data suggests improved progression free survival, fewer toxicities, and may have broad applicability in a variety of cancers.  Merck’s cancer immunotherapy drug, pembrolizumab, has an initial indication for melanoma, followed by lung cancer in 2016.  It could be the first IO class drug to attain marketing approval in both Europe and the U.S. Keytruda (the U.S. version of the drug) received accelerated approval on September 4.  Additionally, Merck is developing a BACE (Beta-secretase) inhibitor Alzheimer’s drug that could transform how the condition is treated.  Merck is a leader in the field, with AstraZeneca further behind.  Finally, the recent acquisition of Idenix provides an entry into the lucrative Hepatitis-C market with pipeline products holding similar characteristics to Gilead’s market leading Sovaldi.  Merck could differentiate itself with a product that is easier to use and has a shorter treatment duration to gain market share.

Conclusion

We look forward to reporting on the integration of Portfolio 21 with Trillium.  We are excited about the additional resources the combined firm will bring to our stock research and risk control efforts.  We also believe there are opportunities for even greater shareholder advocacy on our holdings given Trillium’s longstanding leadership in this area.

Sincerely,

The Portfolio 21 Global Equity Fund Investment Management Team

Jim Madden	Tony Tursich
Chief Investment Officer	Senior Portfolio Manager

Beth Williamson	Emily Lethenstrom
Senior Research Analyst	Senior Research Analyst

The information provided herein represents the opinion of the Portfolio Managers of the Fund and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.  The Fund may invest in foreign securities, which are subject to the risks of currency fluctuations, political and economic instability and differences in accounting methods.  Investing in foreign securities is riskier than investing in domestic securities.  The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  Portfolio 21’s environmental policy could cause it to make or avoid investments that could result in the portfolio underperforming similar funds that do not have an environmental policy.  There are no assurances that the Fund will achieve its objective and/or strategy.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.  Please see the schedule of investments in the report for current Fund holdings.

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.  The MSCI ACWI consists of 44 country indices comprising 23 developed and 21 emerging market country indices.  Returns reported reflect the net total return index, which reinvests dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

An investment cannot be made directly in an index.

Earnings Growth is a measure of growth in a company’s net income over a specific period, often one year.  This is not a forecast of the Fund’s future performance.  Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund.

Return on Equity (ROE) is the amount, expressed as a percentage, earned on a company’s common stock investment for a given period.

Must be preceded or accompanied by a prospectus.

The Fund is distributed by Quasar Distributors, LLC.

Portfolio 21 Global Equity Fund

PORTFOLIO HOLDINGS BY COUNTRY at December 31, 2014 (Unaudited)

	Portfolio Holdings	Percent of Net Assets

Australia	$5,379,159	1.2%
Brazil	5,348,000	1.2%
Canada	13,832,709	3.0%
Denmark	15,838,704	3.4%
France	17,471,914	3.8%
Germany	18,739,801	4.1%
Hong Kong	5,270,736	1.1%
Ireland	4,911,197	1.1%
Japan	26,057,035	5.6%
Netherlands	14,686,445	3.2%
Portugal	5,624,379	1.2%
South Africa	5,619,667	1.2%
South Korea	4,808,978	1.0%
Spain	4,930,971	1.1%
Sweden	21,885,568	4.7%
Switzerland	20,159,345	4.4%
Taiwan	7,857,775	1.7%
United Kingdom	34,911,679	7.6%
United States	227,975,780	49.3%
Other Assets in
Excess of Liabilities	469,155	0.1%
	$461,778,997	100.0%

EXPENSE EXAMPLE For the Six Months Ended December 31, 2014 (Unaudited)

As a shareholder of Portfolio 21 Global Equity Fund (the “Fund”), you incur two types of costs (1) transaction costs and (2) ongoing costs, including investment advisory fees, distribution fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/14 – 12/31/14).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of

Portfolio 21 Global Equity Fund

EXPENSE EXAMPLE (Unaudited), Continued

any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, distribution fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Portfolio 21 Global Equity Fund

EXPENSE EXAMPLE (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/14	12/31/14	7/1/14 – 12/31/14*
Portfolio 21 Global Equity Fund
Retail Class Actual	$1,000.00	$ 972.50	$7.06
Hypothetical (5% annual
return before expenses)	$1,000.00	$1,018.05	$7.22

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/14	12/31/14	7/1/14 – 12/31/14*
Portfolio 21 Global Equity Fund
Institutional Class Actual	$1,000.00	$ 974.00	$5.57
Hypothetical (5% annual
return before expenses)	$1,000.00	$1,019.56	$5.70

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.42% for Retail Class shares and 1.12% for Institutional Class shares multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2014 (Unaudited)

Shares		Value

COMMON STOCKS: 98.1%

Air Freight & Logistics: 1.5%
61,000	United Parcel
	Service, Inc.
	(United States)	$6,781,370

Automobiles & Components: 2.6%
105,000	Denso Corp. (Japan)	4,893,823
150,481	Johnson Controls, Inc.
	(United States)	7,274,251
		12,168,074
Banks: 7.1%
587,500	Banco Santander
	SA (Spain)	4,930,970
150,000	Bank of New York
	Mellon Corp.
	(United States)	6,085,500
447,420	New Resource
	Bank (United
	States) (a)(b)(c)	1,937,329
53,698	SVB Financial Group
	(United States) (a)	6,232,727
176,650	The Toronto
	Dominion Bank
	(Canada) (a)	8,440,215
200,000	Westpac Banking
	Corp. (Australia)	5,379,159
		33,005,900
Capital Goods: 3.5%
185,000	Atlas Copco AB –
	Class A (Sweden)	5,147,749
72,266	Eaton Corp. PLC
	(Ireland)	4,911,197
55,000	Siemens AG
	(Germany)	6,171,228
		16,230,174
Chemicals: 2.2%
120,000	Croda International PLC
	(United Kingdom)	4,952,940
100,000	Johnson Matthey PLC
	(United Kingdom)	5,261,088
		10,214,028
Commercial Services & Supplies: 3.3%
43,000	IHS, Inc. (United
	States) (a)	4,896,840
112,000	Intertek Group
	(United Kingdom)	4,053,514
120,000	Waste Management,
	Inc. (United States)	6,158,400
		15,108,754
Communications Equipment: 2.6%
395,000	Ericsson (Sweden)	4,782,702
95,000	QUALCOMM, Inc.
	(United States)	7,061,350
		11,844,052
Computers & Peripherals: 1.7%
72,000	Apple, Inc.
	(United States)	7,947,360

Construction & Engineering: 1.1%
175,000	Quanta Services,
	Inc. (United
	States) (a)	4,968,250

Consumer Durables & Supplies: 4.3%
165,738	Koninklijke Philips
	Electronics NV
	(Netherlands)	4,804,095
85,000	Nike, Inc.
	(United States)	8,172,750
600,000	Panasonic Corp.
	(Japan)	7,067,062
		20,043,907
Consumer Finance: 1.1%
57,000	American Express
	Co. (United States)	5,303,280

Diversified Financial Services: 1.8%
37,136	Intercontinental-
	Exchange Group,
	Inc. (United States)	8,143,553

Food & Staples Retailing: 1.2%
561,292	Jeronimo Martins,
	SGPS, SA
	(Portugal)	5,624,379

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2014 (Unaudited), Continued

Shares		Value

Food, Beverage & Tobacco: 2.4%
95,240	Danone (France)	$6,226,621
120,000	Unilever PLC
	(Netherlands)	4,694,140
		10,920,761
Health Care Equipment & Services: 1.3%
600,000	Elekta AB (Sweden)	6,134,269

Hotels, Restaurants & Leisure: 1.2%
325,000	Compass Group PLC
	(United Kingdom)	5,555,200

Insurance: 6.0%
43,000	Allianz SE (Germany)	7,121,946
175,646	Metlife, Inc.
	(United States)	9,500,692
60,000	Swiss Re AG
	(Switzerland)	5,026,304
56,000	The Travelers
	Companies, Inc.
	(United States)	5,927,600
		27,576,542
Internet Software & Services: 1.6%
130,481	eBay, Inc.
	(United States) (a)	7,322,594

IT Services: 1.7%
30,000	Visa, Inc.
	(United States)	7,866,000

Materials: 4.8%
46,000	Ecolab, Inc.
	(United States)	4,807,920
115,000	Novozymes A/S –
	Class B (Denmark)	4,840,759
50,185	Praxair, Inc.
	(United States)	6,501,968
270,000	Svenska Cellulosa
	AB – Class B
	(Sweden)	5,820,849
		21,971,496
Media: 1.2%
320,000	Reed Elsevier PLC
	(United Kingdom)	5,466,244

Multiline Retail: 1.2%
847,390	Woolworths
	Holdings Ltd.
	(South Africa)	5,619,667
Multi-Utilities: 1.1%
45,000	Sempra Energy
	(United States)	5,011,200

Personal Products: 1.3%
35,000	L’Oreal (France)	5,858,031

Pharmaceuticals & Biotechnology: 9.4%
18,300	Biogen Idec, Inc.
	(United States) (a)	6,211,935
90,000	Merck & Co., Inc.
	(United States)	5,111,100
58,000	Novartis AG
	(Switzerland)	5,379,122
260,000	Novo-Nordisk A/S –
	Class B (Denmark)	10,997,944
36,000	Roche Holdings
	AG (Switzerland)	9,753,920
55,000	Waters Corp. (United
	States) (a)(d)	6,199,600
		43,653,621
Real Estate: 2.6%
45,000	Jones Lang Lasalle,
	Inc. (United States)	6,746,850
21,000	Unibail-Rodamco
	SE-REIT (France)	5,387,262
		12,134,112
Retailing: 3.2%
127,000	The TJX Companies,
	Inc. (United States)	8,709,660
78,000	Tractor Supply Co.
	(United States) (d)	6,147,960
		14,857,620
Semiconductors & Semiconductor
Equipment: 3.6%
94,000	First Solar, Inc.
	(United States) (a)	4,191,930
4,000	Samsung Electronic
	Co. Ltd.
	(South Korea)	4,808,978

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2014 (Unaudited), Continued

Shares		Value

Semiconductors & Semiconductor
Equipment (Continued)
351,107	Taiwan
	Semiconductor
	Manufacturing
	Company Ltd.
	SA – ADR
	(Taiwan) (d)	$7,857,775
		16,858,683
Software & Services: 6.1%
72,000	Adobe Systems, Inc.
	(United States) (a)	5,234,400
70,000	Ansys, Inc.
	(United States) (a)	5,740,000
17,000	Google, Inc. –
	Class A
	(United States) (a)	9,021,220
5,000	Google, Inc. –
	Class C
	(United States) (a)	2,632,000
78,000	SAP SE (Germany)	5,446,627
		28,074,247
Technology Hardware & Equipment: 2.7%
240,000	Cisco Systems, Inc.
	(United States)	6,675,600
36,000	International Business
	Machines Corp.
	(United States)	5,775,840
		12,451,440
Telecommunication Services: 5.4%
450,000	China Mobile Ltd.
	(Hong Kong)	5,270,736
120,000	KDDI Corp. (Japan)	7,538,886
159,595	Verizon
	Communications,
	Inc. (United States)	7,465,854
132,120	Vodafone Group
	PLC – ADR
	(United Kingdom)	4,514,540
		24,790,016
Transportation: 5.0%
28,000	Canadian Pacific
	Railway Ltd.
	(Canada) (a)	5,392,494
87,000	East Japan Railway
	Co. (Japan)	6,557,264
100,000	Koninnklijke Vopak
	NV (Netherlands)	5,188,211
65,000	Ryder Systems, Inc.
	(United States) (d)	6,035,250
		23,173,219
Utilities: 2.3%
134,000	ITC Holdings Corp.
	(United States)	5,417,620
360,000	National Grid PLC
	(United Kingdom)	5,108,153
		10,525,773
TOTAL COMMON STOCKS
(Cost $367,142,374)		453,203,816

PREFERRED STOCKS: 1.2%

Banks: 1.2%
400,000	Banco Bradesco SA
	(Brazil) (d)	5,348,000
TOTAL PREFERRED STOCKS
	(Cost $5,727,740)	5,348,000

SHORT-TERM INVESTMENTS: 0.5%
Money Market Funds: 0.5%
2,149,626	First American Prime
	Obligations Fund –
	Class Z, 0.020%^	2,149,626

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,149,626)		2,149,626

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2014 (Unaudited), Continued

Shares		Value

INVESTMENT PURCHASED
WITH CASH PROCEEDS FROM
SECURITIES LENDING: 0.1%

Money Market Funds: 0.1%
608,400	First American Prime
	Obligations Fund –
	Class Z, 0.020%^	$608,400

TOTAL INVESTMENT PURCHASED
WITH THE CASH PROCEEDS FROM
SECURITIES LENDING
(Cost $608,400)		608,400

TOTAL INVESTMENTS IN
SECURITIES: 99.9%
(Cost $375,628,140)		461,309,842
Other Assets in
Excess of Liabilities: 0.1%		469,155
TOTAL NET ASSETS: 100.0%		$461,778,997

(a)	Non-income producing security.
(b)	A portion of this security is considered illiquid. As of December 31, 2014, the total market value of illiquid securities was $1,937,329 or 0.4% of net assets.
(c)	Affiliated company as defined by the Investment Company Act of 1940.
(d)	This security or a portion of this security was out on loan at December 31, 2014. As of December 31, 2014, the total market value of loaned securities was $586,699 or 0.1% of net assets.
ADRAmerican Depositary Receipt
REITReal Estate Investment Trust
^	Seven-day yield as of December 31, 2014.

Percent
of Total
Country	Net Assets
Australia	1.2%
Brazil	1.2%
Canada	3.0%
Denmark	3.4%
France	3.8%
Germany	4.1%
Hong Kong	1.1%
Ireland	1.1%
Japan	5.6%
Netherlands	3.2%
Portugal	1.2%
South Africa	1.2%
South Korea	1.0%
Spain	1.1%
Sweden	4.7%
Switzerland	4.4%
Taiwan	1.7%
United Kingdom	7.6%
United States	49.3%
Other Assets in Excess of Liabilities	0.1%
100.0%

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

(This Page Intentionally Left Blank.)

Portfolio 21 Global Equity Fund

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2014 (Unaudited)

ASSETS
Investments in securities, at value
Unaffiliated securities (cost $373,659,492)	$459,372,513
Affiliated securities (cost $1,968,648)	1,937,329
Total Investments in securities, at value (cost $375,628,140)	461,309,842
Receivables
Fund shares sold	751,397
Dividends and interest	1,204,723
Other receivables	219
Prepaid expenses	34,552
Total assets	463,300,733
LIABILITIES
Payables:
Payable for collateral received for securities loaned	608,400
Fund shares redeemed	343,737
Investment advisory fees	368,683
Administration fees	39,362
Custody fees	30,588
Fund accounting fees	18,081
Distribution fees – Retail Class	70,876
Transfer agent fees	21,409
Chief Compliance Officer fees	1,537
Trustee fees	2,701
Other accrued expenses	16,362
Total liabilities	1,521,736
NET ASSETS	$461,778,997
COMPONENTS OF NET ASSETS
Paid-in capital	$371,104,080
Accumulated net investment loss	(293,432)
Undistributed net realized gain on investments
and foreign currency	5,358,091
Net unrealized appreciation on investments	85,681,702
Net unrealized depreciation on foreign currency and
translation of other assets and liabilities in foreign currency	(71,444)
Net assets	$461,778,997
* Includes loaned securities with a market value of	$586,699
Retail Class:
Net Assets	$282,330,413
Shares issued and outstanding
(unlimited number of shares authorized without par value)	7,811,205
Net asset value, offering price, and redemption price per share	$36.14
Institutional Class:
Net Assets	$179,448,584
Shares issued and outstanding
(unlimited number of shares authorized without par value)	4,979,865
Net asset value, offering price, and redemption price per share	$36.03

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

STATEMENT OF OPERATIONS For the six months ended December 31, 2014 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $242,470)	$3,541,870
Income from securities lending	3,164
Interest	1,033
Total investment income	3,546,067

EXPENSES
Investment advisory fees	2,306,351
Distribution fees - Retail Class	372,716
Transfer agent fees	140,513
Administration fees	135,198
Custody fees	83,177
Fund accounting fees	55,903
Reports to shareholders	22,532
Registration fees	18,603
Miscellaneous expenses	12,195
Audit fees	12,184
Trustee fees	5,559
Chief Compliance Officer fees	4,537
Legal fees	3,017
Insurance expense	1,220
Total expenses	3,173,705
Net investment income	372,362

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on unaffiliated investments
and foreign currency transactions	26,329,275
Net realized gain on affiliated investments	627
Change in net unrealized depreciation on investments	(39,737,377)
Change in net unrealized depreciation of translation
of other assets and liabilities in foreign currency	(99,754)
Net realized and unrealized loss on investments
and foreign currency transactions	(13,507,229)
Net decrease in net assets
resulting from operations	$(13,134,867)

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	December 31,	Year Ended
	2014	June 30,
	(Unaudited)	2014
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$372,362	$4,498,002
Net realized gain on investments and
foreign currency transactions	26,329,275	50,432,082
Net realized gain on affiliated investments	627	—
Change in net unrealized
appreciation (depreciation) on
investments and foreign currency	(39,737,377)	19,002,808
Change in net unrealized appreciation
(depreciation) of translation of other assets
and liabilities in foreign currency	(99,754)	30,950
Net increase (decrease) in net assets
resulting from operations	(13,134,867)	73,963,842

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Retail Class	(2,213,536)	(1,423,203)
Institutional Class	(2,238,232)	(1,114,489)
From net realized gain
Retail Class	(30,052,964)	—
Institutional Class	(19,111,815)	—
Total distributions to shareholders	(53,616,547)	(2,537,692)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets
derived from net change in outstanding
shares – Retail Class (a)	10,406,650	(5,623,896)
Net increase in net assets
derived from net change in outstanding
shares – Institutional Class (c)	17,681,536	16,563,433
Total increase in net assets from
capital share transactions	28,088,186	10,939,537
Total increase (decrease) in net assets	(38,663,228)	82,365,687

NET ASSETS
Beginning of period/year	500,442,225	418,076,538
End of period/year	$461,778,997	$500,442,225
Undistributed (accumulated) net
investment income (loss)	$(293,432)	$3,785,974

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	Summary of capital share transactions for Retail Class shares is as follows:

	Six Months Ended
	December 31, 2014		Year Ended
	(Unaudited)		June 30, 2014
	Shares	Value	Shares	Value
Shares sold	469,414	$18,834,975	1,193,054	$47,088,562
Shares issued in
reinvestment
of distributions	820,000	29,807,011	32,016	1,272,942
Shares redeemed (b)	(960,036)	(38,235,336)	(1,375,265)	(53,985,400)
Net increase (decrease)	329,378	$10,406,650	(150,195)	$(5,623,896)

(b)	Net of redemption fees of $0 and $1,598, respectively. Effective August 14, 2013 the 2.00% redemption fee was eliminated.

(c)	Summary of capital share transactions for Institutional Class shares is as follows:

	Six Months Ended
	December 31, 2014		Year Ended
	(Unaudited)		June 30, 2014
	Shares	Value	Shares	Value
Shares sold	496,422	$20,065,118	1,286,386	$50,320,210
Shares issued in
reinvestment
of distributions	519,726	18,834,842	21,373	848,731
Shares redeemed (d)	(535,928)	(21,218,424)	(863,126)	(34,605,508)
Net increase	480,220	$17,681,536	444,633	$16,563,433

(d)	Net of redemption fees of $0 and $1,357, respectively. Effective August 14, 2013 the 2.00% redemption fee was eliminated.

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year

Retail Class

	Six Months
	Ended
	December 31,
	2014		Year Ended June 30,
	(Unaudited)		2014	2013	2012	2011	2010
Net asset value,
beginning of period/year	$41.76		$35.79	$30.27	$33.67	$26.83	$24.71

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.01	*	0.32 *	0.27 *	0.25 *	0.20	0.14
Net realized and unrealized
gain (loss) on investments	(1.13)		5.84	5.58	(3.41)	6.80	2.14
Total from investment
operations	(1.12)		6.16	5.85	(3.16)	7.00	2.28

LESS DISTRIBUTIONS:
From net investment income	(0.31)		(0.19)	(0.33)	(0.24)	(0.16)	(0.16)
From net realized gain	(4.19)		—	—	—	—	—
Total distributions	(4.50)		(0.19)	(0.33)	(0.24)	(0.16)	(0.16)
Paid-in capital from
redemption fees	0.00		0.00 **	0.00 **	0.00 **	0.00 **	0.00 **
Net asset value,
end of period/year	$36.14		$41.76	$35.79	$30.27	$33.67	$26.83
Total return	(2.75	)%^	17.24%	19.41%	(9.34)%	26.12%	9.19%

SUPPLEMENTAL DATA:
Net assets, end of
period/year (millions)	$282.3		$312.5	$273.1	$235.5	$262.7	$192.2
Portfolio turnover rate	22	%^	40%	27%	28%	8%	10%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	1.42	%+	1.42%	1.44%	1.46%	1.45%	1.48%
After fees waived/recouped
and expenses absorbed	1.42	%+	1.42%	1.44%	1.46%	1.46%	1.50%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	0.04	%+	0.82%	0.78%	0.83%	0.67%	0.57%
After fees waived/recouped
and expenses absorbed	0.04	%+	0.82%	0.78%	0.83%	0.66%	0.55%

*	Average shares method.
**	Less than $0.01 per share.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year

Institutional Class

	Six Months
	Ended
	December 31,
	2014		Year Ended June 30,
	(Unaudited)		2014	2013	2012	2011	2010
Net asset value,
beginning of period/year	$41.77		$35.74	$30.23	$33.64	$26.80	$24.67

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.07	*	0.46 *	0.36 *	0.37 *	0.30	0.23
Net realized and unrealized
gain (loss) on investments	(1.13)		5.82	5.58	(3.45)	6.79	2.13
Total from investment
operations	(1.06)		6.28	5.94	(3.08)	7.09	2.36

LESS DISTRIBUTIONS:
From net investment income	(0.49)		(0.25)	(0.43)	(0.33)	(0.25)	(0.23)
From net realized gain	(4.19)		—	—	—	—	—
Total distributions	(4.68)		(0.25)	(0.43)	(0.33)	(0.25)	(0.23)
Paid-in capital from
redemption fees	0.00		0.00 **	0.00 **	0.00 **	0.00 **	0.00 **
Net asset value,
end of period/year	$36.03		$41.77	$35.74	$30.23	$33.64	$26.80
Total return	(2.60	)%^	17.61%	19.75%	(9.09)%	26.49%	9.51%

SUPPLEMENTAL DATA:
Net assets, end of
period/year (millions)	$179.4		$188.0	$144.9	$132.3	$176.7	$117.1
Portfolio turnover rate	22	%^	40%	27%	28%	8%	10%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	1.12	%+	1.12%	1.14%	1.16%	1.15%	1.18%
After fees waived/recouped
and expenses absorbed	1.12	%+	1.12%	1.14%	1.16%	1.16%	1.20%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	0.34	%+	1.17%	1.08%	1.21%	1.00%	0.87%
After fees waived/recouped
and expenses absorbed	0.34	%+	1.17%	1.08%	1.21%	0.99%	0.85%

*	Average shares method.
**	Less than $0.01 per share.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2014 (Unaudited)

NOTE 1 – ORGANIZATION

Portfolio 21 Global Equity (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.  The Fund commenced operations on September 30, 1999.

The Fund offers Retail and Institutional shares.  Institutional shares are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations.  Each class of shares has equal rights as to earnings and assets except that Retail shares bear Distribution and Sub-Transfer Agent fees.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets

The investment objective of the Fund is to seek long-term growth of capital.  The Fund seeks to achieve its objective by investing primarily in common stocks of domestic and foreign companies of  any size market capitalization that satisfy certain environmental responsibility criteria.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2014 (Unaudited), Continued

For foreign securities traded on foreign exchanges the Trust has selected Interactive Data’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Fund.  The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges.  The Fund utilizes a confidence level when determining the use of the FVIS provided prices.  The confidence level is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists.  FVIS provides the confidence level for each security for which it provides a price. If the FVIS provided price falls within the confidence level the Fund will value the particular security at that price.  If the FVIS provided price does not fall within the confidence level the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. Accounting principles generally accepted in the United States of America, (U.S. GAAP) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2014 (Unaudited), Continued

instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The end of period timing recognition is used for the transfers between the levels of the Fund’s assets and liabilities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2014.

Portfolio 21 Global Equity Fund
NOTES TO FINANCIAL STATEMENTS December 31, 2014 (Unaudited), Continued

	Level 1	Level 2	Level 3	Total
Common Stocks
Air Freight & Logistics	$6,781,370	$—	$—	$6,781,370
Automobiles & Components	7,274,251	4,893,823	—	12,168,074
Banks	20,758,442	12,247,458	—	33,005,900
Capital Goods	4,911,197	11,318,977	—	16,230,174
Chemicals	—	10,214,028	—	10,214,028
Commercial Services & Supplies	11,055,240	4,053,514	—	15,108,754
Communications Equipment	7,061,350	4,782,702	—	11,844,052
Computers & Peripherals	7,947,360	—	—	7,947,360
Construction & Engineering	4,968,250	—	—	4,968,250
Consumer Durables & Supplies	8,172,750	11,871,157	—	20,043,907
Consumer Finance	5,303,280	—	—	5,303,280
Diversified Financial Services	8,143,553	—	—	8,143,553
Food & Staples Retailing	—	5,624,379	—	5,624,379
Food, Beverage & Tobacco	—	10,920,761	—	10,920,761
Health Care
Equipment & Services	6,134,269	—	—	6,134,269
Hotels, Restaurants & Leisure	—	5,555,200	—	5,555,200
Insurance	15,428,292	12,148,250	—	27,576,542
Internet Software & Services	7,322,594	—	—	7,322,594
IT Services	7,866,000	—	—	7,866,000
Materials	11,309,888	10,661,608	—	21,971,496
Media	—	5,466,244	—	5,466,244
Multiline Retail	—	5,619,667	—	5,619,667
Multi-Utilities	5,011,200	—	—	5,011,200
Personal Products	—	5,858,031	—	5,858,031
Pharmaceuticals & Biotechnology	17,522,635	26,130,986	—	43,653,621
Real Estate	6,746,850	5,387,262	—	12,134,112
Retailing	14,857,620	—	—	14,857,620
Semiconductors &
Semiconductor Equipment	12,049,705	4,808,978	—	16,858,683
Software & Services	22,627,620	5,446,627	—	28,074,247
Technology Hardware &
Equipment	12,451,440	—	—	12,451,440
Telecommunication Services	11,980,394	12,809,622	—	24,790,016
Transportation	11,427,744	11,745,475	—	23,173,219
Utilities	5,417,620	5,108,153	—	10,525,773
Total Common Stocks	260,530,914	192,672,902	—	453,203,816
Preferred Stocks
Banks	5,348,000	—	—	5,348,000
Total Preferred Stocks	5,348,000	—	—	5,348,000
Short-Term Investments	2,149,626	—	—	2,149,626
Investment Purchased with
cash proceeds from
securities lending	608,400	—	—	608,400
Total Investments
in Securities	$268,636,940	$192,672,902	$—	$461,309,842

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2014 (Unaudited), Continued

Securities valued using the FVIS price are listed as Level 2; those that are valued using a close price are listed as Level 1.

No transfers were made into or out of Level 3 during the period ended December 31, 2014.

Transfers into Level 2	$—
Transfers out of Level 2	(6,134,269)
Net transfers in and/or out of Level 2	$(6,134,269)
Transfers into Level 1	$6,134,269
Transfers out of Level 1	—
Net transfers in and/or out of Level 1	$6,134,269

Transfers were made out of Level 2 into Level 1 as the security was valued using a closing price.

B.
Foreign Currency.  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.
Federal Income Taxes.  The Fund has elected to be taxed as a “registered investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2014 (Unaudited), Continued

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

At December 31, 2014, there were no capital loss carryovers for the Fund.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.

As of December 31, 2014, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority.  Generally, tax authorities can examine all the tax returns filed for the last three years.

The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Massachusetts; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally, which are determined in accordance with income tax regulations, are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted (U.S. GAAP) in the United States of America requires management to make estimates and assumptions that

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2014 (Unaudited), Continued

affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities including estimated accrued expenses by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

H.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

I.
Recent Accounting Pronouncement.  In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No 2014-11 will have on the Fund’s financial statements.

J.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  As was previously announced, Portfolio 21 Investments (“Portfolio 21”) has entered into a transaction with Trillium Asset Management, LLC (“Trillium”) which has resulted in Trillium acquiring certain assets of Portfolio 21 and has also resulted in the investment management team from Portfolio 21 that has been responsible for managing the Fund joining Trillium.  The transaction closed on December 31, 2014, and accordingly, effective January 1, 2015, Trillium is now the interim investment adviser of the Fund.  Shareholders will be asked to approve Trillium as the Fund’s new investment adviser by proxy or by attending a shareholder meeting anticipated to take place on

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2014 (Unaudited), Continued

or around April 2, 2015.  See the Approval of Investment Advisory Agreement section starting on page 36 for additional details.

Effective January 1, 2015, the advisory fee was reduced from 0.95% to 0.90%.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Until December 31, 2014, Portfolio 21 provided the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, Portfolio 21 provided all investment advice, office space, certain administrative services, and provided most of the personnel needed by the Fund. As compensation for its services, Portfolio 21 was entitled to a monthly fee at the annual rate of 0.95% based upon the average daily net assets of the Fund.  As compensation for its services, for the period ended December 31, 2014, the Fund incurred $2,306,351 in advisory fees.  As described in Note 2, Trillium is the investment adviser to the Fund effective January 1, 2015 and the advisory fee will be 0.90% based upon the average daily net assets of the Fund.

Portfolio 21 had contractually agreed to limit the Fund’s annual ratio of expenses to 1.50% for the Retail Class and 1.20% for the Institutional Class of the Fund’s average daily net assets.  Portfolio 21 was permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment. For the period ended December 31, 2014, Portfolio 21 had recouped all available fees waived.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant and transfer agent. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust and the Chief Compliance Officer are also employees of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the funds.  Fees paid by the Fund for Administration and Chief Compliance Officer services for the period ended December 31, 2014 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank N.A. (the

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2014 (Unaudited), Continued

“Custodian”) serves as the Fund’s custodian.  Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Retail shares.  The Plan provides that the Fund may pay a fee to the Distributor, at an annual rate of up to 0.25% of the average daily net assets of Retail shares.  No distribution fees are paid by Institutional shares.  These fees may be used by the Distributor to provide compensation for sales support, distribution activities, or shareholder servicing activities.  Distribution fees incurred by the Fund during the period ended December 31, 2014, are disclosed in the Statement of Operations.

The Fund has entered into Sub-Transfer Agent Arrangements (the “Arrangements”) with respect to Retail Class shares.  Under the Arrangements, the Fund will pay Sub-Transfer Agents, at an annual rate of up to 0.05% of the average daily net assets of Retail shares.  All Arrangements must be approved by the Board of Trustees.  For the period ended December 31, 2014, the Fund incurred $75,176 in Sub-Transfer Agent fees.

NOTE 4 – SECURITIES LENDING

The Fund may lend up to 33 1/3% securities in its portfolios to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 100% of the market value of any loaned securities at the time of the loan, plus accrued interest.

The Fund receives compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

As of December 31, 2014, the Fund had loaned securities that were collateralized by cash equivalents. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2014 (Unaudited), Continued

borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

As of December 31, 2014, the market value of the securities on loan and payable on collateral due to broker were as follows:

Market Value of	Payable on
Securities on Loan	Collateral Received
$586,699	$608,400

Offsetting Assets and Liabilities.  The Fund is subject to various netting arrangements, which govern the terms of certain transactions with counterparties.  The arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all transactions governed under a single agreement with a counterparty.

The following is a summary of the arrangements subject to offsetting as of December 31, 2014:

Gross Amounts Not
Offset in the Statements
of Assets & Liabilities
		Gross	Net
		Amounts	Amounts
		Offset	Presented
		in the	in the
		Statements	Statement		Collateral
	Gross	of Assets &	of Assets &	Financial	Pledged	Net
Liabilities	Amounts	Liabilities	Liabilities	Instruments	(Received)	Amount
Securities Lending	$608,400	$ —	$608,400	$608,400	$ —	$ —

The Fund receives cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the First American Prime Obligations Fund – Class Z (a money market fund subject to Rule 2a-7 under the 1940 Act.) The Schedule of Investments for the Fund includes the particular cash collateral holding as of December 31, 2014.

The interest income earned by the Fund on investments of cash collateral received from borrowers for the securities loaned to them (“securities lending income”) is reflected in the Fund’s Statements of Operations. Fees and interest income earned on collateral investments and recognized by the Fund during the period ended December 31, 2014 was $3,164.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the period ended December 31, 2014, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $102,952,927 and $118,383,030, respectively.

There were no purchases or sales of long-term U.S. Government securities for the period ended December 31, 2014.

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2014 (Unaudited), Continued

As of December 31, 2014, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$375,717,161
Gross tax unrealized appreciation	114,133,417
Gross tax unrealized depreciation	(28,540,736)
Net tax unrealized appreciation	$85,592,681

(a)	Because tax adjustments are calculated annually, the above table reflects the tax adjustments at the Fund’s previous fiscal year-end.

NOTE 6 – INVESTMENTS IN AFFILIATES

Affiliated companies, as defined in Section 2 (a) (3) of the 1940 Act, are companies 5% or more of whose outstanding voting shares are held by the Fund and Portfolio 21.  For the six months ended December 31, 2014, the Fund had the following transactions with affiliated companies:

As of December 31, 2014, the market value of all securities of affiliated companies held in the Fund amounted to $1,937,329 representing 0.4% of net assets.

	Share			Share
	Balance			Balance	Realized		Value	Acqui-
	July 1,			Dec. 31,	Gain	Dividend	Dec. 31,	sition
Issuer	2014	Purchases	Sales	2014	(Loss)	Income	2014	Cost
New Resource
Bank	450,000	—	2,580	447,420	$627	$—	$1,937,329	$1,968,648
Total							$1,937,329	$1,968,648

NOTE 7 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended December 31, 2014 and the year ended June 30, 2014, was as follows:

	December 31, 2014	June 30, 2014
Distributions paid from:
Ordinary income	$4,451,768	$2,537,592
Long-term capital gain	46,212,671	—
Short-term capital gain	2,952,108	—

Distribution classifications may differ from the statement of changes in net assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2014 (Unaudited), Continued

As of June 30, 2014, the components of distributable earnings on a tax basis were as follows:

Net tax unrealized appreciation	$125,330,058
Undistributed ordinary income	3,874,536
Undistributed long-term capital gain	28,193,427
Total distributable earnings	32,067,963
Other accumulated gain/(loss)	28,310
Total accumulated gain/(loss)	$157,426,331

Portfolio 21 Global Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on November 17-18, 2014, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act of 1940) considered and approved the Interim and New Investment Advisory Agreements (the “Advisory Agreements”) for the Portfolio 21 Global Equity Fund, a series of Professionally Managed Portfolios (the “Fund”), with Trillium Asset Management, LLC (“Trillium”).  At this meeting, the Board received and reviewed substantial information regarding the Fund, Trillium and the services to be provided by the Trillium to the Fund under the Interim and New Investment Advisory Agreements.  The Board considered that these new arrangements were necessitated by the consummation of a transaction between the current adviser, Portfolio 21 (“Portfolio 21”) and Trillium, which resulted in the persons responsible for the day-to-day management of the Fund becoming employees of Trillium.  As a result, the Board terminated the investment advisory agreement with Portfolio 21 (the “Prior Investment Advisory Agreement”) effective upon the closing of the transaction and the transfer of the investment management team to Trillium, scheduled to occur on or about December 31, 2014.  This information formed the primary (but not exclusive) basis for the Board’s determinations.

Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the Interim and New Investment Advisory Agreements:

In the course of their review, the Trustees considered their fiduciary responsibilities with regard to all factors deemed to be relevant to the Fund.  The Board also considered other matters, including, but not limited to the following: (1) the quality of services provided to the Fund in the past by the previous investment adviser and the investment management team since the Fund’s inception and the quality of services expected to be provided to the Fund by Trillium going forward; (2) the performance of the Fund while managed by the previous investment adviser and the investment management team; (3) the fact that there are no material differences between the terms of the Interim and New Advisory Agreements compared to the terms of the Prior Investment Advisory Agreement, other than the change in investment adviser and the reduced management fee; (4) the fact that Trillium has hired all of the Fund’s portfolio managers, so that the Fund will continue to be managed with the same portfolio managers; (5) that the fee structure under the New Investment Advisory Agreement will be lower than the fee structure under the Prior Investment Advisory Agreement as Trillium has agreed to reduce the advisory fee paid by the Fund from 0.95% to 0.90% of the Fund’s average daily

Portfolio 21 Global Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

net assets; (6) that Trillium has undertaken for the next two years to implement expense caps for the Fund at levels no higher than the current Expense Caps under the Prior Operating Expenses Limitation Agreement in the event the Fund’s total expenses should exceed those amounts; and (7) other factors deemed relevant, including representations from Portfolio 21 and Trillium that the benefits to the Fund of the proposed transaction include significantly broader and deeper domestic research capabilities possessed by Trillium.

Nature, Extent and Quality of Services Provided to the Fund.  The Trustees discussed the nature, extent and quality of the Trillium’s overall services to be provided to the Fund as well as its specific responsibilities in all aspects of the day-to-day management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel at Trillium that would be involved in the day-to-day activities of the Fund.  The Trustees considered the intention of Trillium to retain the Fund’s current portfolio managers and key personnel involved in the day-to-day activities of the Fund.  The Board reviewed the proposed services Trillium would provide to the Fund, noting to what degree those services extended beyond portfolio management and the receipt of any additional fees by Trillium or its affiliates.  The Board also considered the structure of Trillium’s compliance procedures and the trading capability of Trillium.  After reviewing Trillium’s compliance policies and procedures, the Board concluded that the policies and procedures were reasonably designed to prevent a violation of the federal securities laws.  The Board then concluded that Trillium had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the proposed Interim and New Investment Advisory Agreement and that, in the Board’s view, the nature, overall quality, and extent of the management services to be provided to the Fund, as well as Trillium’s compliance policies and procedures, were satisfactory and reliable.

Investment Performance of the Fund.  The Trustees discussed the Fund’s recent performance and the overall performance by the Fund since its inception on September 30, 1999.  In assessing the quality of the portfolio management services to be delivered by Trillium, the Trustees also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to a benchmark index, the MSCI ACWI Index.  As Trillium was a new investment adviser to the Fund, the Trustees also reviewed information on historical performance of other accounts managed by Trillium with investment strategies that were different than those of the Fund.  The Trustees noted that the Fund’s performance was generally in line with its benchmark index.  The

Portfolio 21 Global Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

Board also noted that the Fund was subject to social investment criteria, which may limit its investment opportunities relative to its peer group.  After considering all of the information, the Trustees concluded that the performance for the Fund was satisfactory under current market conditions.

Section 15(f) of the 1940 Act.  The Board also determined to follow the conditions of Section 15(f) of the 1940 Act with respect to this transaction.  In this regard, the Trustees reviewed the conditions of the Section 15(f) and determined to comply with the following two conditions:  first, for a period of three years after closing of the transaction, at least 75% of the board members of the Trust cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser, and second, an “unfair burden” must not be imposed upon the Fund as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto.

The Trustees considered that, consistent with the first condition of Section 15(f), neither Trillium nor the Board was aware of any plans to reconstitute the Board following the change in investment adviser.  Thus, at least 75% of the Trustees would not be “interested persons” of Trillium for a period of three years after the change in investment adviser.  With respect to the second condition of Section 15(f), the Fund has been operating significantly below the Expense Caps of 1.50% and 1.20% for the Class R and Class I shares, respectively, due to the Fund’s asset size, and in removing the Fund’s Expense Caps, Trillium undertakes for the next two years to implement new expense caps at levels no higher than the current Expense Caps under the Prior Operating Expenses Limitation Agreement if the Fund’s expenses should exceed these amounts.

Costs of Service to be provided by Trillium and the Structure of Trillium’s Fees.  The Trustees considered the cost of services and the structure of Trillium’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees considered the Fund’s cost structure as well as the fee waivers and expense reimbursements agreed to by Trillium.

The Trustees noted that, in the past, the Fund’s contractual management fee of 0.95% was considered higher than the peer group median, and Trillium has agreed to reduce the advisory fee paid by the Fund from 0.95% to 0.90% of the Fund’s average daily net assets.  The Trustees further noted that the reduced advisory fee of 0.90% was slightly higher than, but closer to, the peer group median.  The Trustees also noted that as of June 30, 2014, the Fund’s total expenses (net of fee waivers and expense reimbursements) of 1.42% for the Class R shares and 1.12% for the Class I shares were below the Fund’s Expense

Portfolio 21 Global Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

Caps of 1.50% and 1.20% of average daily net assets for the Class R and Class I shares, respectively.  The Trustees further noted that Trillium undertakes that if these circumstances should change in the next two years, then Trillium will implement new expense caps at levels no higher than the Expense Caps under the Prior Operating Expenses Limitation Agreement.

The Trustees concluded that the Fund’s expenses and advisory fees payable to Trillium were not unreasonable in light of the comparative performance and advisory fee information.

Extent of Economies of Scale as the Fund Grows.  The Trustees reviewed the Fund’s expenses and discussed realized and potential economies of scale.  The Trustees also reviewed the structures of the Fund’s advisory fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how whose economies of scale were being or would be shared with shareholders).  The Trustees noted that the Fund’s advisory fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that Trillium was open to consider breakpoints in its fee structure when the asset level of the Fund increases.  The Trustees concluded that Trillium’s advisory fee structure was reasonable and reflected a sharing of economies of scale between Trillium and the Fund at the Fund’s current asset level.

Profits to be Realized from the Relationship with the Fund.  The Trustees considered the direct and indirect benefits that could be realized by Trillium from its association with the Fund, including Trillium’s summary of “fall-out” benefits such as 12b-1 fees.  The Trustees examined the brokerage practices of Trillium with respect to the Fund.  The Trustees concluded that the benefits Trillium may receive, such as continuity in the portfolio management of the Fund, including retaining the current personnel, maintaining the current and establishing new relationships with third-party vendors, appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

The Trustees also considered the overall expected profitability of Trillium and reviewed Trillium’s financial information.  The Trustees also examined the level of profits that could be expected to accrue to Trillium from the fees payable under the Interim and New Investment Advisory Agreements and the expense subsidization undertaken by Trillium, as well as the Fund’s brokerage practices and use of soft dollars by Trillium.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the November 17-18, 2014 meeting at which the Interim and New Investment Advisory Agreements was formally considered.  The Trustees

Portfolio 21 Global Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

concluded that the Trillium’s profit from managing the Fund would likely not be excessive and, after review of relevant financial information, Trillium would have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

No single factor was determinative in the Board’s decision to approve the Interim and New Investment Advisory Agreements for the Fund, but rather, the Board based its determination on the total mix of information available to the Trustees.  Based on a consideration of all the factors in their totality, the Board determined that the Interim Investment Advisory Agreement and the New Investment Advisory Agreement with Trillium, including the advisory fees, were fair and reasonable.  The Board therefore determined that the approval of the Interim and New Investment Advisory Agreements would be in the best interest of the Fund and its shareholders.

Portfolio 21 Global Equity Fund

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request without charge by calling (866) 209-1962. Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request without charge by calling (866) 209-1962. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Form N-Q is available upon request without charge by calling (866) 209-1962. Furthermore, you can obtain the Form N-Q on the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (866) 209-1962. Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Fund’s web site at www.Portfolio21.com.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (866) 209-1962 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT ELECTRONIC DELIVERY OF DOCUMENTS (Unaudited)

The Fund is pleased to offer the convenience of viewing shareholder communications, including the Fund prospectuses, annual and semi-annual reports, and proxy statements online. Please go to www.Portfolio21.com for more information or to sign up for this service.

Portfolio 21 Global Equity Fund

PRIVACY NOTICE (Unaudited)

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Adviser
TRILLIUM ASSET MANAGEMENT
721 NW Ninth Avenue
Portland, Oregon  97209

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER, LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
PAUL HASTINGS LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

Portfolio 21 Global Equity Fund – Retail Class
Symbol – PORTX
CUSIP – 742935588

Portfolio 21 Global Equity Fund – Institutional Class
Symbol – PORIX
CUSIP – 742935356

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title) /s/ Elaine E. Richards
Elaine E. Richards, President

Date  2/26/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Elaine E. Richards
Elaine E. Richards, President

Date 2/26/15

By (Signature and Title)* /s/ Eric C. VanAndel
  Eric C. VanAndel, Treasurer

Date 2/26/15

* Print the name and title of each signing officer under his or her signature.